UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                                ☒
Filed by a Party other than the Registrant                   ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to Rule 14a-12

URANIUM ENERGY CORP.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒        No fee required.

☐        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)        Title of each class of securities to which transaction applies:

______________________________________________________________________________

2)        Aggregate number of securities to which transaction applies:

______________________________________________________________________________

3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act
            Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

4)        Proposed maximum aggregate value of transaction:

______________________________________________________________________________

5)        Total fee paid:

______________________________________________________________________________

☐        Fee paid previously with preliminary materials:

☐        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)        Amount previously paid:

______________________________________________________________________________

2)        Form, Schedule or Registration Statement No.

______________________________________________________________________________

3)        Filing Party:

______________________________________________________________________________

4)        Date Filed:

______________________________________________________________________________

__________

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 24, 2013

URANIUM ENERGY CORP.

URANIUM ENERGY CORP.
500 NORTH SHORELINE BOULEVARD
SUITE 800N
CORPUS CHRISTI, TEXAS 78401
U.S.A

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 28, 2013
Date: July 24, 2013 **Time:** 11:00 AM PDT
Location: Suite 1500
1055 West Georgia Street
Vancouver, British Columbia
Canada
V6E 4N7

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000181192_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 10, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000181192_2 R1.0.0.51160

Voting items

The Board of Directors recommends a vote FOR the election of directors.

1. Election of Directors

Nominees

01	Amir Adnani	02	Alan P. Lindsay	03	Harry L. Anthony	04	Ivan Obolensky	05	Vincent Della Volpe
06	David Kong	07	Katharine Armstrong						

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.

2 To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.

3 To approve the Company's 2013 Stock Incentive Plan.

4 To approve, on a non-binding advisory basis, the compensation of our named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000181192_3 R1.0.0.51160